UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-09541
                                   ---------------------------------------------

                  AmeriPrime Advisors Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

431 N Pennsylvania St., Indianapolis, IN  46204
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip code)

Lynn Wood
Unified Fund Services, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204
------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:   08/31
                        --------------------

Date of reporting period:  08/31/2004
                         -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.



ITEM 1.  REPORTS TO STOCKHOLDERS.

================================================================================
                                 MONTEAGLE FUNDS
================================================================================












                                  ANNUAL REPORT

                                 AUGUST 31, 2004









                               INVESTMENT MANAGER:

                          NASHVILLE CAPITAL CORPORATION
                              209 10TH AVENUE SOUTH
                                    SUITE 332
                               NASHVILLE, TN 37203


                            TOLL FREE: (877) 272-9746

                       MANAGEMENT'S DISCUSSION & ANALYSIS

Monteagle Fixed Income Fund
---------------------------

For the fiscal year ended August 31, 2004, the Fund had an average annual total rate of return of 3.49% compared to the benchmark Lehman Brothers Intermediate Government/Credit Bond Index of 5.07%. There are a number of factors that affected the Fund's relative performance versus the index. First, and most importantly, the Fund's weighted average maturity for the entire year was shorter than that of the index. The strategy was to keep shorter average maturities in anticipation of expected inflation that would negatively affect rates of return. While inflation was higher, it has not yet had the strong negative impact we were expecting, which explains the Fund's underperformance. Secondly, the index's performance, unlike the Fund's performance, does not include any allocations for management and transactions expenses. Finally, the overall credit quality of the Fund is higher than that of the index (as measured by various credit rating services such as Moody's).

The bond market over the last twelve months can best be described as very volatile. The market's expectations have gone from deflation to inflation. During the year, the Fund's management has had to contend with a change in the Federal Reserve's stance on short-term interest rates from being accommodative in keeping interest rates low to increasing them by 0.5% as of the Fund's fiscal year end. The improvement in new job creation also gave rise to expectations of inflation that have yet to materialize.

With the uncertainty surrounding the conflicting economic signals that Fund management has experienced over the last year, we have remained disciplined in our approach to interest rate risk management by staying shorter than our benchmark. However, to compensate for being shorter in maturity the Fund was over-weighted in the corporate bond sector. This strategy benefited the Fund by increasing yields over comparable U.S. Treasury bonds. We continue to focus on the higher end of investment grade quality bonds and remain focused on the preservation of capital by not taking excessive risks during this uncertain time.

Sincerely,

/s/ Thomas G. Rusling

Thomas G. Rusling
Co-Chairman
Howe & Rusling

                               INVESTMENT RESULTS

                          AVERAGE ANNUAL TOTAL RETURNS
                      (FOR PERIODS ENDED AUGUST 31, 2004)

                                                               SINCE INCEPTION
                                ONE YEAR       THREE YEAR    (DECEMBER 20, 1999)
                                --------       ----------    -------------------
Monteagle Fixed Income Fund*       3.49%           4.83%           6.86%
Lehman Brothers Intermediate
  Government/Credit Bond Index**   5.07%           6.01%           7.48%


     The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-272-9746.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Lehman Intermediate Government Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund's portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETF's or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc.

    COMPARISON OF THE GROWTH OF A $10,000 INVESTMENT IN THE MONTEAGLE FIXED INCOME FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX

                                 [GRAPH OMITTED]

                Monteagle Fixed             Lehman Brothers Intermediate
                Income Fund                 Government/Credit Bond Index
                ($13,652)                       ($14,035)

12/20/1999      10,000.00                       10,000.00
2/29/2000       10,004.40                       10,014.57
8/31/2000       10,464.12                       10,490.98
2/28/2001       11,424.56                       11,263.39
8/31/2001       11,851.70                       11,780.43
2/28/2002       12,206.75                       12,120.37
8/31/2002       12,799.95                       12,692.09
2/28/2003       13,250.15                       13,322.44
8/31/2003       13,191.42                       13,358.33
2/29/2004       13,659.30                       13,935.23
8/31/2004       13,652.24                       14,035.18


     The chart above assumes an initial investment of $10,000 made on December 20, 1999 (commencement of Fund operations) and held through August 31, 2004. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Monteagle Value Fund
--------------------

We believe the prospects for the Monteagle Value Fund remain positive as continued low short-term interest rates support future economic expansion. Higher commodity prices have stirred inflationary concerns resulting in the current stock market plateau. The Federal Reserve has signaled its intention to raise interest rates, with three increases since early summer and with more increases possibly to follow. Our current investment strategy favors those stocks with a cyclical bias, particularly energy and industrial materials. Contrarily, we are avoiding financial stocks, including banks and insurance companies.

For the year ended August 31, 2004, the Fund experienced a return of 13.10%, versus gains for the S&P 500 and Russell 2000 Value Index of 11.43% and 19.49%, respectively. Investment results since inception have exhibited a similar pattern, exceeding large-cap market returns as measured by the S&P 500, yet trailing the returns of the Russell 2000 Value Index, as it favors smaller capitalization issues. As of August 31, 2004, the average market capitalization of common stocks held by the Fund was approximately $14 billion, while the average market capitalization of common stocks in the Russell 2000 Value Index as of the same date was less than $1 billion. As a result, we feel it is more appropriate to compare the Fund's results to those of the S&P 500, which holds common stocks with an average market capitalization of approximately $20 billion. The Fund's focus on larger capitalization common stocks accounts for its underperformance versus the Russell 2000 Value Index in the last 12 months. However, when compared to the S&P 500, twelve-month investment returns were quite favorable. Unfortunately, more recent market conditions have reduced expected investment returns for equities. Significant increases in oil prices have dampened the overall prospects in corporate America since companies are experiencing higher transportation and material costs. The rise in worldwide energy demand has eliminated any build-up in crude oil supplies suggesting that relatively high oil prices may last longer than previously anticipated.

In order for there to be a substantial increase in interest rates, there must be a dramatic improvement in the economy. Therefore, we believe monetary policy will favor continued economic growth for the next twelve months.

The Monteagle Value Fund's investment objective is to offer investors a portfolio of stocks to produce long-term capital growth.

Sincerely,

/s/ Russell L. Robinson

Russell L. Robinson
President
Robinson Investment Group

                               INVESTMENT RESULTS

                          AVERAGE ANNUAL TOTAL RETURNS
                       (FOR PERIODS ENDED AUGUST 31, 2004)

                                                             SINCE INCEPTION
                           ONE YEAR       THREE YEAR       (DECEMBER 20, 1999)
                          ------------   --------------   ----------------------
Monteagle Value Fund*       13.10%           2.16%                 8.42%
Russell 2000 Value Index**  19.49%          11.74%                15.55%
S&P 500 Index**             11.43%           0.79%                -4.48%


     The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-272-9746.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** Each Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Value Index and S&P 500 Index are widely recognized unmanaged indexes of equity prices and are representative of a broader market and range of securities than is found in the Fund's portfolio. Individuals cannot invest directly in the Indexes; however, an individual can invest in ETF's or other investment vehicles that attempt to track the performance of a benchmark index.

     The Fund is distributed by Unified Financial Securities, Inc.

 COMPARISON OF THE GROWTH OF A $10,000 INVESTMENT IN THE MONTEAGLE VALUE FUND,
                  RUSSELL 2000 VALUE INDEX, AND S&P 500 INDEX

                                [GRAPH OMITTED]

                      Monteagle Value   Russell 2000
                          Fund          Value  Index          S&P 500 Index
                        ($14,613)         ($19,725)             ($8,060)

       12/20/1999       10,000.00          10,000.00            10,000.00
        2/29/2000        9,240.00          10,832.56             9,318.02
        8/31/2000       11,660.00          11,978.01            10,410.25
        2/28/2001       12,762.14          13,212.61             8,554.43
        8/31/2001       13,707.48          14,138.94             7,872.44
        2/28/2002       13,843.26          14,966.57             7,741.15
        8/31/2002       11,384.57          13,347.24             6,454.65
        2/28/2003       10,092.48          12,212.82             5,984.25
        8/31/2003       12,920.27          16,507.56             7,232.91
        2/29/2004       15,093.81          20,026.04             8,287.26
        8/31/2004       14,613.12          19,725.46             8,059.65


     The chart above assumes an initial investment of $10,000 made on December 20, 1999 (commencement of Fund operations) and held through August 31, 2004. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

     As of August 31, 2004, the average market capitalization of common stocks held by the Fund was approximately $14 billion, while the average market capitalization of common stocks in the Russell 2000 Value Index as of the same date was less than $1 billion. As a result, we feel it is more appropriate to compare the Fund's results to those of the S&P 500, which holds common stocks with an average market capitalization of approximately $20 billion.

                       MANAGEMENT'S DISCUSSION & ANALYSIS

Monteagle Large Cap Growth Fund
-------------------------------

For the 12 months ending August 31, 2004, the Fund gained 8.89% versus the S&P 500 Index's advance of 11.43% and the NASDAQ's gain of 2.05%. Virtually all of the Fund's underperformance versus the S&P 500 came in the 4th quarter of 2003. Year to date (through August), the Fund has advanced 2.07% compared to the S&P's gain of 0.47% and the NASDAQ's loss of -7.96%. On September 1, 2003 Northstar Capital Management (West Palm Beach, Florida) became the Adviser to the Fund, and as such became responsible for the day-to-day investment decisions of the Fund.

Much like the entire year, the fourth calendar quarter of 2003 was characterized by strong advances in smaller capitalization and more speculative technology issues, equity types that do not fit our strategy. As a result, we underperformed in the fourth quarter. However, our patience with our high quality, larger capitalization growth strategy began to pay off in calendar year 2004 as the Fund portfolio posted attractive relative results verses both the S&P 500 Index and our peers. Our slight underweighting in technology relative to the S&P that we have maintained for the past year was rewarded, as most of our growth peers were overweighted in this asset class. The high performing stocks of 2003 have posted sharp losses this year, as reflected in the technology heavy NASDAQ's nearly 8% drop. Our overweighting in the consumer discretionary and industrial sectors has also had a positive impact on the Fund's year to date performance.

Going forward, we remain overweighted in the consumer discretionary and health care sectors. We continue to believe that the US economy is well positioned to deliver gains to the domestic equity markets once the uncertainty surrounding the Presidential election is resolved. Long term trends in the economy, including interest rates and corporate profits, remain favorable.

We truly appreciate the trust you have shown us by your investment in the Fund.

Sincerely,

/s/ Stephen Mergler

Stephen Mergler
Portfolio Manager
Northstar Capital Management

                               INVESTMENT RESULTS

                          AVERAGE ANNUAL TOTAL RETURNS
                       (FOR PERIODS ENDED AUGUST 31, 2004)

                                                One Year*
                                                ---------

               Monteagle Large Cap Growth Fund**   8.89%
               S&P 500 Index***                   11.43%


     The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund's investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-272-9746.

* September 1, 2003 is the date Northstar Capital Management became the adviser to the Fund. One year returns are for the period September 1, 2003 through August 31, 2004.
** Return figures reflect any change in price per share and assume the reinvestment of all distributions.
*** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund's portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETF's or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc.

  COMPARISON OF THE GROWTH OF A $10,000 INVESTMENT IN THE MONTEAGLE LARGE CAP
                       GROWTH FUND AND THE S&P 500 INDEX

                                [GRAPH OMITTED]

                          Monteagle Large-Cap
                              Growth Fund      S & P 500 Index
                            ($10,881.76)        ($11,143.02)

         9/1/2003              10,000.00         10,000.00
       10/31/2003              10,501.00         10,452.59
       12/31/2003              10,668.21         11,097.07
        2/29/2004              11,242.48         11,457.72
        4/30/2004              11,042.08         11,107.95
        6/30/2004              11,503.01         11,478.89
        8/31/2004              10,881.76         11,143.02


     The chart above assumes an initial investment of $10,000 made on September 1, 2003 (commencement of Northstar as the Fund's adviser) and held through August 31, 2004. Previous periods during which the Fund was advised by another investment adviser are not shown. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS - (UNAUDITED)
-------------

          MONTEAGLE FIXED INCOME FUND HOLDINGS AS OF AUGUST 31, 20041

                                [CHART OMITTED]

                                U.S. Treasury                   Other assets
Corporate       Municipal       and Agency      Money Market    in excess of
Bonds           Obligations     Obligations     Securities      liabilites
--------------------------------------------------------------------------------
60.89%          25.37%          9.88%           2.96%           0.90%


1As a percent of net assets.

Under normal circumstances, the Monteagle Fixed Income Fund will invest at least 80% of its assets in fixed income securities, including U.S. government securities, securities issued by agencies of the U.S. government, taxable municipal bonds and corporate debt securities.

              MONTEAGLE VALUE FUND HOLDINGS AS OF AUGUST 31, 20041

                                [CHART OMITTED]

Large-Cap       Mid-Cap         Small-Cap                       Liabilities
Equity          Equity          Equity          Money Market    in excess of
Securities2     Securities3     Securities4     Securities      other assets
--------------------------------------------------------------------------------
56.68%          31.78%          2.94%           10.19%          (1.59)%

1As a percent of net assets.
2U.S. Companies with market capitalizations above $5 billion.
3U.S. Companies with market capitalizations above $1 billion and below $5 billion.
4U.S. Companies with market capitalizations below $1 billion.

The Monteagle Value Fund invests primarily in common stocks of medium and large capitalization U.S. companies. Medium capitalization companies include those with market capitalizations between $1 billion and $5 billion, and large capitalization companies include those with market capitalizations above $5 billion.

-------------

         MONTEAGLE LARGE CAP GROWTH FUND HOLDINGS AS OF AUGUST 31, 20041

                                 [CHART OMITTED]
                Mid and
Large-Cap       Small-Cap                       Liabilities
Equity          Equity          Money Market    in excess of
Securities2     Securities3     Securities      other assets
-------------------------------------------------------------
95.29%          2.81%           1.94%           (0.04)%

1As a percent of net assets.
2U.S. Companies with market capitalizations above $5 billion.
3U.S. Companies with market capitalizations below $5 billion.

The Monteagle Large Cap Growth Fund will, under normal circumstances, invest at least 80% of its assets in common stocks of large capitalization U.S. companies. Large capitalization companies include those with market capitalizations above $5 billion.

SUMMARY OF FUNDS' EXPENSES - (UNAUDITED)
--------------------------

As a shareholder of the Funds, you incur ongoing costs, including management fees and trustee expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (March 1, 2004) and held for the entire period (through August 31, 2004).

Actual Expenses
---------------

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

--------------------------

Hypothetical Example for Comparison Purposes
--------------------------------------------

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


---------------------------------- -------------------- -------------------------- --------------------------
      MONTEAGLE FUNDS                   BEGINNING                ENDING                   EXPENSES PAID
                                      ACCOUNT VALUE          ACCOUNT VALUE                DURING PERIOD*
                                    FEBRUARY 29, 2004       AUGUST 31, 2004               AUGUST 31,2004
---------------------------------- -------------------- -------------------------- --------------------------
FIXED INCOME FUND
Actual (-0.05% return)                    $1,000.00          $   999.50                   $    5.78

Hypothetical**                            $1,000.00          $ 1,019.36                   $    5.84
---------------------------------- -------------------- -------------------------- --------------------------
VALUE FUND
Actual (-3.18% return)                    $1,000.00          $   968.20                   $    6.73

Hypothetical**                            $1,000.00          $ 1,018.30                   $    6.90
---------------------------------- -------------------- -------------------------- --------------------------
LARGE CAP GROWTH FUND
Actual (-3.21% return)                    $1,000.00          $   967.90                   $    6.73

Hypothetical**                            $1,000.00          $ 1,018.30                   $    6.90
---------------------------------- -------------------- -------------------------- --------------------------

*Expenses are equal to the Funds' annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios for Monteagle Fixed Income Fund, Monteagle Value Fund and Monteagle Large Cap Growth Fund were 1.15%, 1.36%, and 1.36% respectively.
**Assumes a 5% return before expenses.

MONTEAGLE FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2004

                                                                 PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                -----------    ------------
CORPORATE BONDS - 60.89%
Abbott Laboratories Corp., 5.400%, 9/15/2008                     $ 500,000     $   533,598
Alcoa, Inc., 6.000%, 1/15/2012                                     500,000         546,126
American Express Co., 4.750%, 6/17/2009                            400,000         416,177
American General Finance, 5.875%, 7/14/2006                      1,000,000       1,055,202
Ameritech Capital Funding Corp., 6.150%, 1/15/2008               1,000,000       1,083,378
BankAmerica Corp., 5.875%, 2/15/2009                               250,000         271,778
Bank of America, 4.875%, 1/15/2013                                 500,000         505,752
Bank of New York, 3.900%, 9/1/2007                                 500,000         507,985
Bristol Myers Squibb, 5.750%, 10/1/2011                            500,000         535,452
CBS Corp., 7.150%, 5/20/2005                                     1,000,000       1,034,361
Caterpillar Financial Services Corp., 3.450%, 1/15/2009            270,000         266,890
Coca-Cola Enterprises, 5.750%, 11/1/2008                           500,000         540,670
Commercial Credit Co., 10.000%, 12/1/2008                        1,000,000       1,237,799
Dayton Hudson Corp., 5.875%, 11/1/2008                           1,000,000       1,087,914
International Business Machines, 5.375%, 2/1/2009                1,000,000       1,067,772
McDonnell Douglas Co., 6.875%, 11/1/2006                         1,000,000       1,079,454
Merrill Lynch, 8.000%, 6/1/2007                                    500,000         561,285
Metlife, Inc., 5.500%, 6/15/2014                                   500,000         518,433
Morgan Stanley Dean Witter, 4.250%, 5/15/2010                    1,000,000         999,468
Nabisco, Inc., 7.050%, 7/15/2007                                 1,000,000       1,100,748
Pitney Bowes Credit Corp., 8.625%, 2/15/2008                       700,000         825,107
United Technologies, 4.875%, 11/1/2006                             300,000         313,282
                                                                               ------------

TOTAL CORPORATE BONDS (COST $15,422,284)                                        16,088,631
                                                                               ------------

MUNICIPAL OBLIGATIONS - 25.37%
Atlanta & Fulton County, Georgia Recreation Authority Downtown
     Arena Project, 6.625%, 12/1/2011                              300,000         324,780
Buffalo, New York Pension System, 8.500%, 8/15/2005                500,000         529,295
Denver, Colorado City & County School District, 6.760%,
     12/15/2007                                                  1,000,000       1,107,420
LaGrange, Georgia Development Authority Communications System
     Project, 6.100%, 2/1/2010                                     750,000         804,607
New Jersey Sports & Expos, 7.375%, 3/1/2007                        500,000         551,180
New Rochelle, New York Public Improvement, 4.850%, 3/15/2011       200,000         205,174
New York State Environmental Facilities Corp., 6.600%, 3/15/2007   950,000       1,029,363
Orleans Parish, Louisiana School Board Revenue Bonds, 6.600%,
     2/1/2008                                                    1,000,000       1,094,440
Texas Tech University, 5.320%, 8/15/2007                         1,000,000       1,058,340
                                                                               ------------

TOTAL MUNICIPAL OBLIGATIONS (COST $6,260,591)                                    6,704,599
                                                                               ------------

U.S. TREASURY AND AGENCY OBLIGATIONS - 9.88%
Federal National Mortgage Association, 3.125%, 3/16/2009           565,000         551,057
Federal National Mortgage Association, 3.875%, 11/17/2008          500,000         501,171
U.S. Treasury Notes, 5.625%, 5/15/2008                           1,275,000       1,393,038
U.S. Treasury Notes, 5.500%, 5/15/2009                             150,000         164,871
                                                                               ------------

TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (COST $2,479,696)                       2,610,137
                                                                               ------------

MONEY MARKET SECURITIES - 2.96%                                   SHARES
                                                                -----------
Federated U.S. Treasury Obligations Fund, 1.250% (a)               781,605         781,605
                                                                               ------------

TOTAL MONEY MARKET SECURITIES (COST $781,605)                                      781,605
                                                                               ------------

TOTAL INVESTMENTS - 99.10% (COST $24,944,176)                                   26,184,972
                                                                               ------------

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.90%                                      237,710
                                                                               ------------

TOTAL NET ASSETS - 100.00%                                                     $ 26,422,682
                                                                               ============


(a) Variable rate security; the coupon rate shown represents the rate at August
31, 2004.


See accompanying notes which are an integral part of the financial statements.

                                       13

MONTEAGLE VALUE FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2004

COMMON STOCKS - 91.40%                                                           SHARES                 VALUE
                                                                              --------------       ----------------

AIRCRAFT & PARTS - 4.88%
Textron, Inc.                                                                        12,550         $      796,800
                                                                                                   ----------------

COMPUTER COMMUNICATION EQUIPMENT - 2.94%
Adaptec, Inc. (a)                                                                    68,700                479,526
                                                                                                   ----------------

CRUDE PETROLEUM & NATURAL GAS - 1.94%
Kerr-McGee Corp.                                                                      6,000                316,680
                                                                                                   ----------------

DRILLING OIL & GAS WELLS - 6.76%
Rowan Co., Inc. (a)                                                                  26,450                643,264
Transocean, Inc. (a)                                                                 15,000                460,500
                                                                                                   ----------------
                                                                                                         1,103,764
                                                                                                   ----------------

ELECTRIC LIGHTING & WIRING EQUIPMENT - 7.74%
Cooper Industries, Inc. - Class A                                                    11,800                651,596
Hubbell, Inc. - Class B                                                              14,200                612,730
                                                                                                   ----------------
                                                                                                         1,264,326
                                                                                                   ----------------

ELECTRIC SERVICES - 4.55%
Duke Energy Corp.                                                                    33,550                742,797
                                                                                                   ----------------

ELECTRONIC COMPONENTS & ACCESSORIES - 1.17%
Vishay Intertechnology, Inc. (a)                                                     15,000                191,250
                                                                                                   ----------------

GOLD & SILVER ORES - 3.06%
Barrick Gold Corp.                                                                   25,000                500,000
                                                                                                   ----------------

GUIDED MISSILES & SPACE VEHICLES & PARTS - 4.14%
Goodrich Corp.                                                                       21,300                676,488
                                                                                                   ----------------

OIL & GAS FIELD EXPLORATION SERVICES - 3.57%
Halliburton Co.                                                                      20,000                583,400
                                                                                                   ----------------

PAPER MILLS - 3.66%
Meadwestvaco Corp.                                                                   19,795                596,819
                                                                                                   ----------------

PAPERBOARD CONTAINERs & BOXES - 3.97%
Sonoco Products Co.                                                                  25,000                647,750
                                                                                                   ----------------

PETROLEUM REFINING - 3.19%
ConocoPhillips Co.                                                                    7,000                521,010
                                                                                                   ----------------

PHARMACEUTICAL PREPARATIONS - 7.63%
Bristol-Myers Squibb Company                                                         20,000                474,600
Schering-Plough Corp.                                                                41,750                770,705
                                                                                                   ----------------
                                                                                                         1,245,305
                                                                                                   ----------------

See accompanying notes which are an integral part of the financial statements.

                                       14

MONTEAGLE VALUE FUND
SCHEDULE OF INVESTMENTS - CONTINUED
AUGUST 31, 2004

COMMON STOCKS - 91.40% - CONTINUED                                               SHARES                 VALUE
                                                                              --------------       ----------------

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 4.09%
Eastman Kodak, Inc.                                                                  22,600         $      668,508
                                                                                                   ----------------

PLASTIC MAIL, SYNTHETIC RESIN/RUBBER, CELLULOS  - 3.30%
DuPont (EI) de NeMours & Co.                                                         12,750                538,815
                                                                                                   ----------------

RAILROAD EQUIPMENT - 3.40%
Trinity Industries, Inc.                                                             20,000                555,000
                                                                                                   ----------------

REAL ESTATE INVESTMENT TRUSTS - 3.55%
New Plan Excel Realty Trust, Inc.                                                    22,550                579,986
                                                                                                   ----------------

RETAIL - DEPARTMENT STORES - 3.30%
The May Department Stores Company                                                    22,000                539,220
                                                                                                   ----------------

RETAIL - GROCERY STORES - 3.55%
Albertson's, Inc.                                                                    23,550                578,859
                                                                                                   ----------------

SERVICES - COMPUTER INTEGRATED SYSTEMS DESIGN - 2.46%
Unisys Corp. (a)                                                                     40,000                401,600
                                                                                                   ----------------

TELEPHONE & TELEGRAPH APPARATUS - 1.64%
ADC Telecommunications, Inc.  (a)                                                   125,000                267,500
                                                                                                   ----------------

TELEPHONE COMMUNICATIONS  - 3.16%
SBC Communications, Inc.                                                             20,000                515,800
                                                                                                   ----------------

WATER TRANSPORTATION - 3.75%
Tidewater, Inc.                                                                      21,000                612,780
                                                                                                   ----------------

TOTAL COMMON STOCKS (COST $13,294,509)                                                                  14,923,983
                                                                                                   ----------------

MONEY MARKET SECURITIES - 10.19%
Federated U.S. Treasury Obligations Fund, 1.25% (b)                               1,398,668              1,398,668
Huntington Money Market Fund - Investment Shares, 0.40%  (b)                        264,838                264,838
                                                                                                   ----------------

TOTAL MONEY MARKET SECURITIES (COST $1,663,506)                                                          1,663,506
                                                                                                   ----------------

TOTAL INVESTMENTS (COST $14,958,015) - 101.59%                                                          16,587,489
                                                                                                   ----------------

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.59%)                                                           (259,895)
                                                                                                   ----------------

TOTAL NET ASSETS - 100.00%                                                                          $   16,327,594
                                                                                                   ================

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at August
31, 2004.


See accompanying notes which are an integral part of the financial statements.

                                       15

MONTEAGLE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2004

COMMON STOCKS - 98.10%                                                  SHARES                              VALUE
                                                                      ------------                      --------------

AIR COURIER SERVICES  - 1.53%
FedEx Corp.                                                                 2,400                         $   196,776
                                                                                                        --------------

BIOLOGICAL PRODUCTS  - 3.55%
Amgen, Inc.  (a)                                                            7,700                             456,533
                                                                                                        --------------

COMPUTER COMMUNICATION EQUIPMENT - 2.90%
Cisco Systems, Inc. (a)                                                    19,900                             373,324
                                                                                                        --------------

ELECTROMEDICAL & ELECTROTHERAPEUTIC APPARATUS - 3.17%
Medtronic, Inc.                                                             8,200                             407,950
                                                                                                        --------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT  - 3.42%
General Electric Co.                                                       13,400                             439,386
                                                                                                        --------------

ELECTRONIC COMPUTERS - 3.11%
Dell, Inc. (a)                                                             11,500                             400,660
                                                                                                        --------------

FINANCE SERVICES - 3.34%
American Express Co.                                                        8,600                             430,172
                                                                                                        --------------

HOUSEHOLD AUDIO & VIDEO EQUIPMENT - 1.80%
Harman International Industries, Inc.                                       2,400                             232,056
                                                                                                        --------------

LEATHER & LEATHER PRODUCTS - 3.60%
Coach, Inc. (a)                                                            11,000                             463,650
                                                                                                        --------------

MISCELLANEOUS CHEMICAL PRODUCTS - 1.51%
Smith International, Inc. (a)                                               3,400                             193,732
                                                                                                        --------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.58%
International Game Technology, Inc.                                        11,500                             331,775
                                                                                                        --------------

MOTORCYCLES, BICYCLES & PARTS - 3.27%
Harley-Davidson, Inc.                                                       6,900                             421,038
                                                                                                        --------------

NATIONAL COMMERCIAL BANKS - 3.10%
Wachovia Corp.                                                              8,500                             398,735
                                                                                                        --------------

OIL & GAS FIELD SERVICES - 1.12%
BJ Services Company                                                         3,000                             144,150
                                                                                                        --------------

OPTHALMIC GOODS - 1.51%
Alcon, Inc.                                                                 2,600                             194,584
                                                                                                        --------------

PERFUMES, COSMETICS, & OTHER TOILET PREPARATIONS - 1.86%
Avon Products, Inc.                                                         5,400                             238,572
                                                                                                        --------------


See accompanying notes which are an integral part of the financial statements.


                                       16

MONTEAGLE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
AUGUST 31, 2004

COMMON STOCKS - 98.10% - CONTINUED                                      SHARES                              VALUE
                                                                      ------------                      --------------

PERSONAL CREDIT INSTITUTIONS - 3.37%
Capital One Financial Corp.                                                 6,400                         $   433,664
                                                                                                        --------------

PHARMACEUTICAL PREPARATIONS - 8.79%
Genentech, Inc. (a)                                                         7,600                             370,728
Pfizer, Inc.                                                               11,600                             378,972
TEVA Pharmaceutical Industries, Ltd. (c)                                   14,000                             381,500
                                                                                                        --------------
                                                                                                            1,131,200
                                                                                                        --------------

RADIO & TV BROADCASTING & COMMUNICATION EQUIPMENT - 1.56%
L-3 Communications Holdings, Inc.                                           3,200                             200,448
                                                                                                        --------------

RADIOTELEPHONE COMMUNICATIONS - 2.92%
NEXTEL Communications, Inc. - Class A (a)                                  16,200                             375,678
                                                                                                        --------------

RETAIL - EATING & DRINKING PLACES - 3.56%
Starbucks Corp.  (a)                                                       10,600                             458,344
                                                                                                        --------------

RETAIL - HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 2.65%
Bed, Bath & Beyond, Inc. (a)                                                9,100                             340,522
                                                                                                        --------------

RETAIL - LUMBER & OTHER BUILDING MATERIALS DEALERS - 2.55%
Lowe's Companies, Inc.                                                      6,600                             328,020
                                                                                                        --------------

RETAIL - VARIETY STORES - 1.60%
Wal-Mart Stores, Inc.                                                       3,900                             205,413
                                                                                                        --------------

SEMICONDUCTORS & RELATED DEVICES - 2.80%
Marvell Technology Group Ltd. (a)                                          15,600                             360,672
                                                                                                        --------------

SERVICES - BUSINESS SERVICES - 3.83%
eBAY, Inc. (a)                                                              5,700                             493,278
                                                                                                        --------------

SERVICES - CONSUMER CREDIT REPORTING, COLLECTION AGENCIES - 3.73%
Moody's Corp.                                                               7,000                             479,920
                                                                                                        --------------

SERVICES - EDUCATIONAL SERVICES - 3.03%
Apollo Group, Inc. - Class A (a)                                            5,000                             390,000
                                                                                                        --------------

SERVICES - PREPACKAGED SOFTWARE - 6.78%
Microsoft Corp.                                                            14,400                             393,120
Symantec Corp.  (a)                                                        10,000                             479,600
                                                                                                        --------------
                                                                                                              872,720
                                                                                                        --------------

SOAP, DETERGENT, CLEANING PREPARATIONS, PERFUMES, COSMETICS - 3.65%
Procter & Gamble, Inc.                                                      8,400                             470,148
                                                                                                        --------------


See accompanying notes which are an integral part of the financial statements.

                                       17

MONTEAGLE LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS - CONTINUED
AUGUST 31, 2004

COMMON STOCKS - 98.10% - CONTINUED                                      SHARES                              VALUE
                                                                      ------------                      --------------

SURETY INSURANCE - 2.88%
AMBAC Financial Group, Inc.                                                 4,900                         $   369,950
                                                                                                        --------------

SURGICAL & MEDICAL INSTRUMENTS & APPARATUS - 3.03%
Stryker Corp.                                                               8,600                             389,580
                                                                                                        --------------

TOTAL COMMON STOCKS (COST $11,964,782)                                                                     12,622,650
                                                                                                        --------------

MONEY MARKET SECURITIES - 1.94%
Federated U.S. Treasury Obligations Fund, 1.25% (b)                       249,307                             249,307
                                                                                                        --------------

TOTAL MONEY MARKET SECURITIES (COST $249,307)                                                                 249,307
                                                                                                        --------------

TOTAL INVESTMENTS (COST $12,214,089) - 100.04%                                                             12,871,957
                                                                                                        --------------

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.04%)                                                                (4,521)
                                                                                                        --------------

TOTAL NET ASSETS - 100.00%                                                                               $ 12,867,436
                                                                                                        ==============

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at August
31, 2004.
(c) American Depositary Receipt.


See accompanying notes which are an integral part of the financial statements.


                                       18

MONTEAGLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 2004


                                                                 MONTEAGLE          MONTEAGLE           MONTEAGLE
                                                               FIXED INCOME           VALUE             LARGE CAP
                                                                   FUND                FUND            GROWTH FUND
                                                             ------------------  -----------------  ------------------
ASSETS
Investments in securities:
    At cost                                                   $     24,944,176    $    14,958,015    $     12,214,089
                                                             ==================  =================  ==================
    At value                                                  $     26,184,972    $    16,587,489    $     12,871,957

Interest receivable                                                    343,151                445                 235
Dividends receivable                                                         -             34,586               9,811
                                                             ------------------  -----------------  ------------------
     TOTAL ASSETS                                                   26,528,123         16,622,520          12,882,003
                                                             ------------------  -----------------  ------------------

LIABILITIES
Payable for investments purchased                                            -            251,438                   -
Payable for fund shares redeemed                                             -             25,098                   -
Accrued advisory fees                                                   25,283             18,390              14,567
Distributions payable                                                   80,158                  -                   -
                                                             ------------------  -----------------  ------------------
     TOTAL LIABILITIES                                                 105,441            294,926              14,567
                                                             ------------------  -----------------  ------------------

NET ASSETS                                                    $     26,422,682    $    16,327,594    $     12,867,436
                                                             ==================  =================  ==================

NET ASSETS CONSIST OF:
Paid in capital                                               $     24,936,288    $    16,608,389    $     19,389,787
Accumulated undistributed net investment income                         11,324                  -                   -
Accumulated net realized gain (loss) on investments                    234,274         (1,910,269)         (7,180,219)
Net unrealized appreciation on investments                           1,240,796          1,629,474             657,868
                                                             ------------------  -----------------  ------------------

NET ASSETS                                                    $     26,422,682    $    16,327,594    $     12,867,436
                                                             ==================  =================  ==================

SHARES OUTSTANDING
    (unlimited number of shares authorized)                          2,452,626          1,343,231           2,371,108
                                                             ------------------  -----------------  ------------------


NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                    $          10.77    $         12.16    $           5.43
                                                             ==================  =================  ==================


See accompanying notes which are an integral part of the financial statements.

                                       19

MONTEAGLE FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED AUGUST 31, 2004

                                                                            MONTEAGLE         MONTEAGLE          MONTEAGLE
                                                                          FIXED INCOME          VALUE            LARGE CAP
                                                                              FUND               FUND           GROWTH FUND
                                                                        ------------------ ----------------- -------------------

INVESTMENT INCOME:
Dividend income                                                          $              -   $       356,059   $          60,268
Interest income                                                                 1,364,758             5,696               1,822
                                                                        ------------------ ----------------- -------------------
  TOTAL INVESTMENT INCOME                                                       1,364,758           361,755              62,090
                                                                        ------------------ ----------------- -------------------

EXPENSES:
Investment advisor fee (See Note 3)                                               320,908           220,919             134,892
Trustee fees and expenses                                                           1,915             1,916               1,893
                                                                        ------------------ ----------------- -------------------
  TOTAL EXPENSES                                                                  322,823           222,835             136,785
                                                                        ------------------ ----------------- -------------------
NET INVESTMENT INCOME (LOSS)                                                    1,041,935           138,920             (74,695)
                                                                        ------------------ ----------------- -------------------


REALIZED & Unrealized Gain (Loss):
Net realized gain (loss) on investment securities                                 277,054           (34,172)           (529,922)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                      (306,131)        1,826,718           1,054,822
                                                                        ------------------ ----------------- -------------------
Net realized and unrealized gain (loss) on investment securities                  (29,077)        1,792,546             524,900
                                                                        ------------------ ----------------- -------------------

NET INCREASE IN NET
   ASSETS FROM OPERATIONS                                                $      1,012,858   $     1,931,466   $         450,205
                                                                        ================== ================= ===================


See accompanying notes which are an integral part of the financial statements.

                                       20

MONTEAGLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      MONTEAGLE
                                                                                    FIXED INCOME
                                                                                        FUND
                                                                     ------------------------------------------

                                                                          YEAR ENDED            YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                      AUGUST 31, 2004       AUGUST 31, 2003
                                                                     ---------------------  -------------------
OPERATIONS:
  Net investment income                                                $        1,041,935     $      1,283,232
  Net realized gain on investment securities                                      277,054              394,888
  Change in net unrealized (depreciation)                                        (306,131)            (536,724)
                                                                     ---------------------  -------------------
  Net increase in net assets resulting from operations                          1,012,858            1,141,396
                                                                     ---------------------  -------------------
DISTRIBUTIONS:
  From net investment income                                                   (1,041,946)          (1,278,249)
  From net realized gain                                                         (437,744)            (439,848)
                                                                     ---------------------  -------------------
  Total distributions                                                          (1,479,690)          (1,718,097)
                                                                     ---------------------  -------------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                     1,510,149              553,903
  Amount paid for shares repurchased                                           (4,182,760)          (8,041,449)
                                                                     ---------------------  -------------------
  Net (decrease) in net assets resulting
     from share transactions                                                   (2,672,611)          (7,487,546)
                                                                     ---------------------  -------------------
TOTAL (DECREASE) IN NET ASSETS                                                 (3,139,443)          (8,064,247)
                                                                     ---------------------  -------------------

NET ASSETS:
  Beginning of year                                                            29,562,125           37,626,372
                                                                     ---------------------  -------------------

  End of year                                                          $       26,422,682     $     29,562,125
                                                                     =====================  ===================

Accumulated undistributed net
   investment income included
   in net assets at end of period                                      $           11,324     $         11,337
                                                                     =====================  ===================

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                                     137,031               49,638
  Shares repurchased                                                             (382,385)            (720,289)
                                                                     ---------------------  -------------------

  Net (decrease) from capital share transactions                                 (245,354)            (670,651)
                                                                     =====================  ===================


See accompanying notes which are an integral part of the financial statements.

                                       21

MONTEAGLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

                                                                      MONTEAGLE                           MONTEAGLE
                                                                        VALUE                             LARGE CAP
                                                                        FUND                             GROWTH FUND
                                                         ----------------------------------  ----------------------------------


                                                            YEAR ENDED       YEAR ENDED         YEAR ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                        AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2004   AUGUST 31, 2003
                                                         ----------------- ----------------  ----------------- ----------------
OPERATIONS:
  Net investment income (loss)                            $       138,920   $      269,249    $       (74,695)  $        6,200
  Net realized loss on investment securities                      (34,172)        (363,394)          (529,922)      (1,899,662)
  Change in unrealized appreciation                             1,826,718        1,598,703          1,054,822        2,127,692
                                                         ----------------- ----------------  ----------------- ----------------
  Net increase in net assets resulting from operations          1,931,466        1,504,558            450,205          234,230
                                                         ----------------- ----------------  ----------------- ----------------
DISTRIBUTIONS:
  From net investment income                                     (138,920)        (283,519)            (6,174)               -
  Return of capital                                              (130,341)               -                  -                -
                                                         ----------------- ----------------  ----------------- ----------------
  Total distributions                                            (269,261)        (283,519)            (6,174)               -
                                                         ----------------- ----------------  ----------------- ----------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                     1,316,541          308,764          8,648,846        9,691,231
  Amount paid for shares repurchased                           (1,302,933)      (5,888,358)          (286,252)     (12,525,229)
                                                         ----------------- ----------------  ----------------- ----------------
  Net increase (decrease) in net assets resulting
     from share transactions                                       13,608       (5,579,594)         8,362,594       (2,833,998)
                                                         ----------------- ----------------  ----------------- ----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         1,675,813       (4,358,555)         8,806,625       (2,599,768)
                                                         ----------------- ----------------  ----------------- ----------------

NET ASSETS:
  Beginning of year                                            14,651,781       19,010,336          4,060,811        6,660,579
                                                         ----------------- ----------------  ----------------- ----------------

  End of year                                             $    16,327,594   $   14,651,781    $    12,867,436   $    4,060,811
                                                         ================= ================  ================= ================

Accumulated undistributed net
   investment income (loss) included
   in net assets at end of period                         $             -   $      (14,270)   $             -   $        6,111
                                                         ================= ================  ================= ================

CAPITAL SHARE TRANSACTIONS:
  Shares sold                                                     110,518           32,640          1,609,281        2,107,696
  Shares repurchased                                             (108,798)        (637,832)           (52,336)      (2,733,891)
                                                         ----------------- ----------------  ----------------- ----------------

  Net increase (decrease) from capital share transactions           1,720         (605,192)         1,556,945         (626,195)
                                                         ================= ================  ================= ================


See accompanying notes which are an integral part of the financial statements.

                                       22

MONTEAGLE FUNDS
FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share outstanding throughout each period presented.

                                                                             MONTEAGLE
                                                                            FIXED INCOME
                                                                                FUND
                                        --------------------------------------------------------------------------------------

                                          YEAR ENDED        YEAR ENDED        YEAR ENDED     YEAR ENDED       PERIOD ENDED
                                        AUGUST 31, 2004   AUGUST 31, 2003  AUGUST 31, 2002 AUGUST 31, 2001  AUGUST 31, 2000(a)
                                        ---------------   ---------------  --------------- ---------------  ---------------

SELECTED PER SHARE DATA
Net asset value, beginning of period      $      10.96      $      11.17     $      10.82    $      10.06     $      10.00
Income from investment operations
  Net investment income                           0.41              0.42             0.49            0.55             0.28
  Net realized and unrealized gain (loss)        (0.03)            (0.08)            0.35            0.76             0.16
                                        ---------------   ---------------  --------------- ---------------  ---------------
Total from investment operations                  0.38              0.34             0.84            1.31             0.44
                                        ---------------   ---------------  --------------- ---------------  ---------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                     (0.41)            (0.42)           (0.49)          (0.55)           (0.38)
  From net realized gain                         (0.16)            (0.13)               -               -                -
                                        ---------------   ---------------  --------------- ---------------  ---------------
Total distributions                              (0.57)            (0.55)           (0.49)          (0.55)           (0.38)
                                        ---------------   ---------------  --------------- ---------------  ---------------

Net asset value, end of period            $      10.77      $      10.96     $      11.17    $      10.82     $      10.06
                                        ===============   ===============  =============== ===============  ===============

TOTAL RETURN (b)                                 3.49%             3.06%            8.00%          13.37%            4.54% (c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)           $     26,423      $     29,562     $     37,626    $     36,506     $     29,346
Ratio of expenses to average net assets          1.15%             1.14%            0.97%           1.14%            1.15% (d)
Ratio of net investment income to
   average net assets                            3.71%             3.76%            4.56%           5.28%            3.97% (d)
Portfolio turnover rate                         27.02%            20.52%           48.58%          75.84%           58.87%

(a) December 20, 1999 (Commencement of Operations) through August 31, 2000.
(b)Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.


See accompanying notes which are an integral part of the financial statements.


                                       23

MONTEAGLE FUNDS
FINANCIAL HIGHLIGHTS - CONTINUED

The tables below set forth financial data for a share outstanding throughout each period presented.

                                                                               MONTEAGLE
                                                                                 VALUE
                                                                                 FUND
                                            ----------------------------------------------------------------------------------

                                              YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                            AUGUST 31, 2004  AUGUST 31, 2003 AUGUST 31, 2002 AUGUST 31, 2001 AUGUST 31, 2000(a)
                                            --------------   --------------- --------------  --------------  --------------

SELECTED PER SHARE DATA
Net asset value, beginning of period          $     10.92      $       9.77    $     13.34     $     11.66     $     10.00
                                            --------------   --------------- --------------  --------------  --------------
Income from investment operations
  Net investment income                              0.10              0.16           0.17            0.14            0.06
  Net realized and unrealized gain (loss)            1.33              1.14          (2.17)           1.88            1.60
                                            --------------   --------------- --------------  --------------  --------------
Total from investment operations                     1.43              1.30          (2.00)           2.02            1.66
                                            --------------   --------------- --------------  --------------  --------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                        (0.10)            (0.15)         (0.15)          (0.12)              -
  From net realized gain                                -                 -          (1.42)          (0.22)              -
  From return of capital                            (0.09)
                                            --------------   --------------- --------------  --------------  --------------
Total distributions                                 (0.19)            (0.15)         (1.57)          (0.34)              -
                                            --------------   --------------- --------------  --------------  --------------

Net asset value, end of period                $     12.16      $      10.92    $      9.77     $     13.34     $     11.66
                                            ==============   =============== ==============  ==============  ==============

TOTAL RETURN (b)                                   13.10%            13.49%        -16.95%          17.56%          16.60% (c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)               $    16,328      $     14,652    $    19,010     $    26,325     $    19,734
Ratio of expenses to average net assets             1.36%             1.36%          1.35%           1.35%           1.36% (d)
Ratio of net investment income to
   average net assets                               0.85%             1.72%          1.37%           1.15%           0.77% (d)
Portfolio turnover rate                            34.50%            28.39%         58.62%         152.86%         375.67%

(a) December 20, 1999 (Commencement of Operations) through August 31, 2000.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.


See accompanying notes which are an integral part of the financial statements.

                                       24

MONTEAGLE FUNDS
FINANCIAL HIGHLIGHTS - CONTINUED

The tables below set forth financial data for a share outstanding throughout each period presented.

                                                                        MONTEAGLE
                                                                        LARGE CAP
                                                                       GROWTH FUND
                                     --------------------------------------------------------------------------------------

                                        YEAR ENDED      YEAR ENDED        YEAR ENDED        YEAR ENDED         PERIOD ENDED
                                     AUGUST 31, 2004   AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001   AUGUST 31, 2000(a)
                                     ---------------   ---------------   ---------------   ---------------   ---------------

SELECTED PER SHARE DATA
Net asset value, beginning of period    $      4.99     $        4.62     $       6.70      $        9.92     $        10.00
                                        ------------   ---------------   ---------------   ---------------   ---------------
Income from investment operations
  Net investment income (loss)                (0.04)             0.01            (0.02)             (0.03)              0.01
  Net realized and unrealized gain (loss)      0.49              0.36            (2.06)             (3.19)             (0.09)
                                        ------------   ---------------   ---------------   ---------------   ---------------
Total from investment operations               0.45              0.37            (2.08)             (3.22)             (0.08)
                                        ------------   ---------------   ---------------   ---------------   ---------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (0.01)                -                -                  -                  -
                                        ------------   ---------------   ---------------   ---------------   ---------------
Total distributions                           (0.01)                -                -                  -                  -
                                        ------------   ---------------   ---------------   ---------------   ---------------

Net asset value, end of period          $      5.43     $        4.99     $        4.62     $        6.70     $         9.92
                                        ============   ===============   ===============   ===============   ===============

TOTAL RETURN (b)                               8.89%             8.01%          -31.04%           -32.44%             -0.80% (c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)         $    12,867     $        4,061    $       6,661     $       9,968     $       12,820
Ratio of expenses to average net assets       1.37%              1.27%            1.03%             1.26%              1.27% (d)
Ratio of net investment income (loss) to
   average net assets                       (0.75)%              0.12%          (0.26)%           (0.44)%              0.10% (d)
Portfolio turnover rate                      66.52% (e)         26.93%           86.74%            70.04%             68.00%


(a) January 18, 2000 (Commencement of Operations) through August 31, 2000.
(b)Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover percentage increased 39.59% compared to prior year due to change in adviser effective September 1, 2003.


See accompanying notes which are an integral part of the financial statements.

                                 MONTEAGLE FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 2004

NOTE 1.  ORGANIZATION

The Monteagle Fixed Income Fund (the "Fixed Income Fund"), Monteagle Value Fund (the "Value Fund"), and Monteagle Large Cap Growth Fund (the "Large Cap Growth Fund") (each a "Fund" or collectively, the "Funds") were organized as diversified series of AmeriPrime Advisors Trust (the "Trust") on August 3, 1999. The Fixed Income Fund and Value Fund commenced operations on December 20, 1999, and the Large Cap Growth Fund commenced operations on January 18, 2000. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). On September 1, 2003, the Large Cap Fund changed its name to the Large Cap
Growth Fund. The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently offered by the Trust. The investment objective of the Fixed Income Fund is total return and the investment objectives of the Value Fund and the Large Cap Growth Fund are to provide long-term growth of capital. The investment manager to the Funds is Nashville Capital Corporation ("Investment Manager"). The Investment Manager retains an Adviser for each fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official
Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust, (the "Board").

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes - There is no provision for federal income tax. Each Fund intends to continue to qualify each year as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of its net investment income and net realized capital gains.

                                 MONTEAGLE FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2004 - CONTINUED

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Distributions to Shareholders - The Fixed Income Fund intends to distribute all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Large Cap Growth Fund intend to distribute all of their net investment income as dividends to shareholders on an annual basis. The Funds intend to distribute net realized long term capital gains and net realized short term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the fiscal year ended August 31, 2004, net investment loss of $74,695 for the Large Cap Growth Fund was reclassified to paid-in-capital. For the Value Fund, distributions in excess of net investment income earned in the amount of $130,341 were reclassified from distributions from net investment income to a return of capital and $14,270 of prior year excess distributions of net investment income was reclassified to paid-in-capital.

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Nashville Capital Corporation serves as Investment Manager to the Funds. In this capacity, Nashville Capital Corporation advises and assists the officers of the Trust in conducting the business of the Funds and is responsible for providing general investment advice and guidance to the Funds. However, Nashville Capital Corporation has delegated responsibility for the selection and ongoing monitoring of the securities in each Fund's investment portfolio to the Funds' respective Advisers set forth below. Each Fund is authorized to pay Nashville Capital Corporation a fee based on average daily net assets at the following annual rates:


                                FIXED                             LARGE CAP
                                INCOME           VALUE            GROWTH
      ASSETS                    FUND             FUND             FUND
------------------              ---------       ---------         ---------
Up to and
  including $25 million         1.15%           1.35%             1.35%
From $25 up to and
  including $50 million         1.10%           1.25%             1.25%
From $50 up to and
  including $100 million        0.97%           1.10%             1.10%
Over $100 million               0.90%           1.00%             1.00%

Under the terms of each Fund's management agreement (the "Agreement"), the Investment Manager manages each Fund's investments subject to approval of the Board and pays all of the expenses of each Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary

                                 MONTEAGLE FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2004 - CONTINUED

NOTE 3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Funds' expenses, except those specified above, are paid by the Investment Manager. For the fiscal year ended August 31, 2004, the Investment Manager earned fees of $320,908, $220,919 and $134,892 from the Fixed Income Fund, Value Fund and Large Cap Growth Fund, respectively. Amounts payable to the Investment Manager at August 31, 2004 were $25,283, $18,390 and $14,567 for the Fixed Income Fund, Value Fund and Large Cap Growth Fund, respectively.

FIXED INCOME FUND. The Investment Manager has retained Howe & Rusling, Inc. ("H & R") to serve as the Adviser to the Fixed Income Fund. Nashville Capital Corporation has agreed to pay H & R an annual advisory fee for the Fixed Income Fund of 0.30% of average daily net assets up to $25 million, 0.25% of average daily net assets from $25 million up to $50 million, and 0.20% of average daily net assets of $50 million and greater.

VALUE FUND. The Investment Manager has retained Robinson Investment Group, Inc. ("Robinson") to serve as the Adviser to the Value Fund. Nashville Capital Corporation has agreed to pay Robinson an annual advisory fee of 0.60% of average daily net assets up to $25 million, 0.45% of average daily net assets from $25 million up to $50 million, 0.35% of average daily net assets from $50 million up to $100 million, and 0.30% of average daily net assets of $100 million and greater.

LARGE CAP GROWTH FUND. The Investment Manager has retained Northstar Capital Management, Inc. ("Northstar") to serve as Adviser of the Large Cap Growth Fund. Nashville Capital Corporation has agreed to pay Northstar an annual advisory fee of 0.50% of average daily net assets.

The Funds retain Unified Fund Services, Inc. ("Unified"), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Funds' business affairs and to provide the Funds with administrative, transfer agency, and fund accounting services, including all regulatory reporting and necessary office equipment and personnel. The Investment Manager paid all administrative, transfer agency, and fund accounting fees on behalf of the Funds per the Agreement. Certain Trustees and the officers of the Trust are employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

The Funds retain Unified Financial Securities, Inc., a wholly owned subsidiary of Unified Financial Services, Inc. to act as the principal distributor of their shares. There were no payments made to Unified Financial Securities, Inc. by the Funds during the fiscal year ended August 31, 2004. Certain Trustees have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor), and an officer of the Trust is an officer of the Distributor. As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4.  INVESTMENTS

For the fiscal year ended August 31, 2004, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:


                                           FIXED                             LARGE CAP
                                          INCOME            VALUE             GROWTH
                                           FUND              FUND              FUND
                                      ----------------  ---------------  ---------------
PURCHASES
     U.S. Government Obligations       $    2,059,537    $           -    $           -
     Other                                  5,281,810        5,314,234       14,385,706
SALES
     U.S. Government Obligations       $    4,526,083    $           -    $           -
     Other                                  6,267,528        6,609,187        6,339,713

                                       28

                                 MONTEAGLE FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2004 - CONTINUED

NOTE 4.  INVESTMENTS - CONTINUED

As of August 31, 2004, the net unrealized appreciation of investments for tax purposes was as follows:

                             FIXED                             LARGE CAP
                             INCOME            VALUE            GROWTH
                              FUND              FUND             FUND
                         ---------------   ---------------   --------------

Gross appreciation          $ 1,280,421       $ 2,212,627      $ 1,078,121

Gross depreciation              (39,625)         (838,615)        (668,199)

                         ---------------   ---------------   --------------
Net appreciation
  on investments            $ 1,240,796       $ 1,374,012        $ 409,922
                         ===============   ===============   ==============

At August 31, 2004, the aggregate cost of securities for federal income tax purposes was $24,944,176, $15,213,477, and $12,462,035 for the Fixed Income
Fund, Value Fund, and Large Cap Growth Fund, respectively. The differences between book cost and tax cost represent the deferral of losses on wash sales and post-October losses.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2004, Farmers and Merchants Corporation, for the benefit of its customers, beneficially owned 100% of each Fund.

NOTE 7.  CAPITAL LOSS CARRYFORWARDS

VALUE FUND. At August 31, 2004, the Fund had available for federal tax purposes an unused capital loss carryforward of $1,654,808, of which $1,155,855 expires in 2011 and $498,953 expires in 2012.

The Fund has elected to defer post-October losses of $164,758.

LARGE CAP FUND. At August 31, 2004, the Fund had available for federal tax purposes an unused capital carryforward of $6,932,274, of which $470,032 expires in 2008, $826,803 expires in 2009, $425,424 expires in 2010, $3,044,365 expires in 2011, and $2,165,650 expires in 2012.

The Fund has elected to defer post-October losses of $246,784.

Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed.

                                 MONTEAGLE FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2004 - CONTINUED

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

FIXED INCOME FUND. For the fiscal year ended August 31, 2004, the Fund paid monthly distributions of net investment income totaling $0.4048 per share. Capital gain distributions in the amount of $0.1619 per share were paid December 26, 2003, to shareholders of record on December 24, 2003.

The tax character of distributions paid during the fiscal years ended August 31, 2004 and 2003 was as follows.


Distributions paid from:                           2004                 2003
                                              ----------------    ------------------

        Ordinary income                           $ 1,041,946           $ 1,278,249
        Short-term Capital Gain                       104,366                     -
        Long-term Capital Gain                        333,378               439,848
                                              ----------------    ------------------

                                                  $ 1,479,690           $ 1,718,097
                                              ================    ==================

VALUE FUND. The Value Fund paid an ordinary income dividend and a return of capital distribution totaling $0.1903 per share on December 26, 2003, to shareholders of record on December 24, 2003.

The tax character of distributions paid during the fiscal years ended August 31, 2004 and 2003 was as follows:

Distributions paid from:                      2004              2003
                                         ----------------  ----------------

              Ordinary income                  $ 138,920         $ 283,519
              Return of Capital                  130,341                 -
              Short-term Capital Gain                  -                 -
              Long-term Capital Gain                   -                 -

                                         ----------------  ----------------

                                               $ 269,261         $ 283,519
                                         ================  ================

LARGE CAP GROWTH FUND. On December 26, 2003, the Large Cap Growth Fund paid an ordinary income dividend of $0.0034 per share to shareholders of record on December 24, 2003.

The tax character of distributions paid during the fiscal years ended August 31, 2004 and 2003 was as follows:

Distributions paid from:                      2004              2003
                                         ----------------  ----------------

              Ordinary income              $       6,174      $          -
              Short-term Capital Gain                  -                 -
              Long-term Capital Gain                   -                 -
                                         ----------------  ----------------

                                           $       6,174      $          -
                                         ================  ================

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:



                                            Fixed Fund          Value           Large Cap
                                          ---------------- ----------------  ----------------

Undistributable ordinary income             $      11,324    $           -     $           -
Undistributable long-term capital gain
  (accumulated losses)                            234,274       (1,654,807)       (6,932,273)
Unrealized appreciation/(depreciation)          1,240,796        1,374,012           409,922
                                          ---------------- ----------------  ----------------

                                            $   1,486,394    $    (280,795)    $  (6,522,351)
                                          ================ ================  ================

                                 MONTEAGLE FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                           AUGUST 31, 2004 - CONTINUED

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

The differences between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

NOTE 9.  CHANGE OF AUDITORS

On March 3, 2004, McCurdy & Associates CPA's, Inc. ("McCurdy") notified the Funds of its intention to resign as the Funds' independent auditors upon selection of replacement auditors.

On March 14, 2004, the Board and the Funds' Audit Committee selected Cohen McCurdy, Ltd. ("Cohen") to replace McCurdy as the Funds' auditors for the fiscal year ending August 31, 2004 to be effective upon the resignation of McCurdy.

On March 14, 2004, upon receipt of notice that Cohen was selected as the Funds' auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Funds. McCurdy's reports on the Funds' financial statements for the fiscal year ended August 31, 2003 contained no adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal period stated above and through the term of the engagement with McCurdy, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy, would have caused the Adviser to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements for such periods.

Neither the Funds nor anyone on its behalf  consulted  with Cohen on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds' financial statements as a result of such consultations or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

To the Shareholders and
Board of Trustees
Monteagle Funds
(series' of AmeriPrime Advisors Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Monteagle Funds ("the Funds") comprising the Monteagle Fixed Income, MonteagleValue, and Monteagle Large Cap Growth Portfolios as of August 31, 2004, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended August 31, 2003 and the financial highlights for each of the four years in the period then ended were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of August 31, 2004 by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Monteagle Funds as of August 31, 2004, the results of their operations, changes in their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              /s/ Cohen McCurdy

Cohen McCurdy, Ltd.
Westlake, Ohio
October 21, 2004

TRUSTEES AND OFFICERS (UNAUDITED)
---------------------------------

INDEPENDENT TRUSTEES

----------------------------------------------------- ----------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH FUND   PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER
COMPLEX,** TERM OF POSITION WITH TRUST                DIRECTORSHIPS
----------------------------------------------------- ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                            Director, Vice President and Chief Investment Officer of
                                                      Legacy Trust Company, N.A. since 1992. Trustee of AmeriPrime
Trustee, July 2002 to present                         Funds since 1995 and Unified Series Trust since December 2002.
                                                      Trustee of CCMI Funds since June 2003. Trustee of Access
                                                      Variable Insurance Trust, since April 2003.
----------------------------------------------------- ----------------------------------------------------------------
Stephen A. Little (1946)                              President and founder, The Rose, Inc., a registered investment advisor, since April 1993. Trustee of AmeriPrime Funds since
Trustee, November 2002 to present                     December 2002 and Unified Series Trust since December 2002.
                                                      Trustee of CCMI Funds since June 2003.
----------------------------------------------------- ----------------------------------------------------------------
Daniel J. Condon (1950)                               President, 2004 to present, Vice President and General
                                                      Manager, 1990 to 2003, International Crankshaft Inc., an
Trustee, November 2002 to present                     automotive equipment manufacturing company, 1990 to present;
                                                      Trustee, The Unified Funds, from 1994 to 2002; Trustee,
                                                      Firstar Select Funds, a REIT mutual fund, from 1997 to 2000.
                                                      Trustee of AmeriPrime Funds since December 2002 and Unified
                                                      Series Trust since December 2002.  Trustee of CCMI Funds since
                                                      June 2003.
----------------------------------------------------- ----------------------------------------------------------------

INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

--------------------------------------------------- ------------------------------------------------------------------
NAME, ADDRESS*, (DATE OF BIRTH), POSITION WITH      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
FUND COMPLEX,** TERM OF POSITION WITH TRUST         AND OTHER DIRECTORSHIPS
--------------------------------------------------- ------------------------------------------------------------------
Timothy L. Ashburn (1950)***                        Employed by Unified Financial Services, Inc., Chairman of
                                                    Unified Financial Services, Inc. 1989 to 2004, Chief Executive
Trustee and Chairman, November 2002 to present      Officer from 1989 to 1992 and 1994 to April 2002, and President
President, December 2002 to July 2004               from November 1997 to April 2000. Trustee of AmeriPrime Funds
Asst. Secretary, December 2003 to present           since December 2002 and Unified Series Trust since October 2002.
Secretary, June 2003 to December 2003               Trustee of CCMI Funds since June 2003.
--------------------------------------------------- ------------------------------------------------------------------
Ronald C. Tritschler (1952)****                     Chief Executive Officer, Director and legal counsel of The Webb
                                                    Companies, a national real estate company, from 2001 to present;
Trustee, November 2002 to present                   Executive Vice President and Director of The Webb Companies from
                                                    1990 to 2000; Director, First State Financial, from 1998 to present; Director, Vice President and legal counsel for The
                                                    Traxx Companies, an owner and operator of convenience stores, from 1989 to present. Trustee of AmeriPrime Funds since December
                                                    2002 and Unified Series Trust since December 2002.  Trustee of
                                                    CCMI Funds since June 2003.
--------------------------------------------------- ------------------------------------------------------------------
Anthony J. Ghoston (1959)                           Executive Vice President of Unified Fund Services, Inc. since
                                                    June 2004; Senior Vice President of Unified Fund Services, Inc.
President, July 2004 to present                     April 2003 to June 2004; Senior Vice President and Chief
                                                    Information Officer of Unified Financial Services since 1997.
--------------------------------------------------- ------------------------------------------------------------------
Thomas G. Napurano (1941)                           Chief Financial Officer and Executive Vice President of Unified
                                                    Financial Services, Inc., the parent company of the Trust's
Chief Financial Officer and Treasurer, October      administrator and Distributor; Director, Unified Financial
2002 to present                                     Services, Inc., from 1989 to March 2002.  CFO of  AmeriPrime
                                                    Funds since October 2002 and Unified Series Trust since
                                                    December 2002. CFO of CCMI Funds since June 2003.
--------------------------------------------------- ------------------------------------------------------------------
Carol Highsmith (1964)*****                         Employed by Unified Fund Services, Inc. (November 1994 to
                                                    present). Secretary of AmeriPrime Advisors Trust, Unified Series
Secretary, December 2003 to present                 Trust, and CCMI Funds  since December 2003.
Asst. Secretary, June 2003 to December 2003
--------------------------------------------------- ------------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania, Indianapolis, IN 46204, except as noted for Tim Ashburn.
** Fund Complex refers to AmeriPrime Advisors Trust, AmeriPrime Funds and Unified Series Trust. The Fund Complex consists of 26 series.
*** Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex. Mr. Ashburn resigned his positions as Trustee and Chairman effective October 13, 2004.
**** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the Distributor of certain series in the Fund Complex. *****CarolHighsmith resigned her position as Secretary, and Freddie Jacobs, Jr., CPA became Secretary effective September 1, 2004.

The Funds' Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 272-9746 to request a copy of the SAI or to make shareholder inquiries.

                                  PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the twelve month period ended June 30, 2004, are available without charge upon request by (1) by calling the Funds at
(877) 272-9746; (2) on the Funds' website at www.nashcap.com; and (3) on the
                                             ---------------
SEC's website at www.sec.gov.
                 -----------

TRUSTEES
Timothy L. Ashburn, Chairman
Gary E. Hippenstiel
Stephen A. Little
Daniel J. Condon
Ronald C. Tritschler

OFFICERS
Anthony J. Ghoston, President
Thomas G. Napurano, Chief Financial Officer and Treasurer
Carol J. Highsmith., Secretary

INVESTMENT MANAGER
Nashville Capital Corporation
209 10th Ave. South, Suite 332
Nashville, TN 37203

FUNDS' ADVISORS
Howe & Rusling, Inc.
Robinson Investment Group, Inc.
Northstar Capital Management, Inc.

DISTRIBUTOR
Unified Financial Securities, Inc.
431 N. Pennsylvania St.
Indianapolis, IN 46204

INDEPENDENT ACCOUNTANTS
Cohen McCurdy, Ltd.
826 Westpoint Parkway, Suite 1250
Westlake, OH 44145

LEGAL COUNSEL
Thompson Hine, LLP
312 Walnut St., Suite 1400
Cincinnati, OH 45202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut St.
Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, IN 46204



This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member NASD/SIPC

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

         (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
         (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
         (3) Compliance with applicable governmental laws, rules, and regulations;
         (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
         (5)      Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant's Board of Trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered the possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      AUDIT FEES
         ----------

         FY 2003           $ 17,800
         FY 2004           $ 18,900

(b)      AUDIT-RELATED FEES
         ------------------
                           Registrant
                           ----------
         FY 2003           $ 0
         FY 2004           $ 0
         Nature of the fees:

(c)      TAX FEES
         --------
                           Registrant
                           ----------
         FY 2003           $1,950
         FY 2004           $2,025
         Nature of the fees:  preparation of 1120 RIC

(d)      ALL OTHER FEES
         --------------
                           Registrant
                           ----------
         FY 2003           $ 3,295
         FY 2004           $   468
         Nature of the fees:   out of pockets, consents

(e)      (1)      AUDIT COMMITTEE'S PRE-APPROVAL POLICIES
                  ---------------------------------------

                  The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors,
                  (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors' specific representations as to their independence;

         (2)      PERCENTAGES OF SERVICES APPROVED BY THE AUDIT COMMITTEE
                  -------------------------------------------------------

                                                     Registrant
                                                     ----------
                   Audit-Related Fees:               100%
                   Tax Fees:                         100%
                   All Other Fees:                   100%

                   None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                           Registrant
                           ----------
         FY 2003           $ 3,295
         FY 2004           $ 468

(h) Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.  Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.  Not applicable - schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.

ITEM 8.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS.  Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of September 22, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a)(1)   Code is filed herewith

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)   Not Applicable

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AmeriPrime Advisors Trust

By
*   /s/ Anthony J. Ghoston
 -------------------------------------------------------------------------------
         Anthony J. Ghoston, President

Date  11/9/04
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*       /s/ Anthony J. Ghoston
 -------------------------------------------------------------------------------
         Anthony J. Ghoston, President

Date    11/9/04
    ----------------------------------------------------------------------------

By
*       /s/ Thomas G. Napurano
 -------------------------------------------------------------------------------
         Thomas G. Napurano, Chief Financial Officer and Treasurer

Date     11/9/04
    ----------------------------------------------------------------------------